Exhibit 32.1
Certification Pursuant to 18 U.S.C.  Section 1350
(As Adopted Pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002)
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of DCT Industrial Trust Inc., a Maryland corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2017, as filed with the Securities and Exchange Commission (the “Report”) that, to his knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 3, 2017	/s/ Philip L. Hawkins
Philip L. Hawkins
President and Chief Executive Officer